Rule 497(d)
                                                              Reg. No. 333-47467

                              THE NEVIS FUND, INC.

                        Supplement dated October 14, 1999
                   to the Prospectus dated September 24, 1999

     This Supplement provides new and additional information beyond that which is contained in the Prospectus and should be read together with the Prospectus.

     1. Under the subheading "Taxes" on page 12 of the Prospectus, the following has been added as paragraph 3:

     Since the Fund commenced operations in June 1998, it has realized capital gains on sales of its portfolio securities. The Fund currently has a significant amount of net realized capital gain (estimated at $5.98 per share of short-term capital gain based on shares outstanding as of September 30, 1999). To comply with applicable federal income tax requirements, the Fund expects to pay a dividend early in November 1999 distributing the Fund's net realized capital gains to its shareholders. Any investor who acquires Fund shares before the record date for this dividend will be required to include the amount distributed in his or her income for income tax purposes, even though the distribution in effect represents a return of capital to the investor. Accordingly, investors should be aware that the Fund's undistributed net realized capital gains (if not reduced by other portfolio transactions prior to October 31, 1999) may have material tax consequences to them. Investors should consult their tax advisors before investing in the Fund.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


NEV-B-001-02-000